Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gemini Space Station, Inc., a Nevada corporation (the “Company”), for the quarter ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Danijela Stojanovic, Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2026	By: /s/ Danijela Stojanovic
Danijela Stojanovic
Interim Chief Financial Officer
(Principal Financial Officer)

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